SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2002

TEKELEC

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-15135	95-2746131

(Commission File Number)	(I.R.S. Employer Identification No.)

26580 W. Agoura Road, Calabasas, CA	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 880-5656

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.7
EXHIBIT 2.8
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets.

     On August 30, 2002, pursuant to an Asset Purchase Agreement dated as of July 15, 2002 (the “Agreement”), between Tekelec, a California corporation (“Tekelec”), and Catapult Communications Corporation, a Nevada corporation (“Catapult”), Tekelec sold substantially all of the assets of its Network Diagnostics Division to Catapult for a purchase price of $59,800,000. In addition, Catapult assumed certain liabilities of Tekelec related to its Network Diagnostics Division. The assets included all of the outstanding capital stock of the Company’s wholly owned Japanese subsidiary, Tekelec Ltd.

     The purchase price was determined by arm’s-length negotiation between Tekelec and Catapult and is subject to adjustment based on a post-closing audit of the net working capital of the Network Diagnostics Division as of August 30, 2002. The purchase price was paid by the delivery of $42,500,000 in cash and convertible subordinated promissory notes in the total amount of $17,300,000 issued by Catapult’s wholly owned Irish subsidiary, Catapult Communications International Limited.

     The foregoing description of the sale transaction and of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement and certain related documents which are included in this Current Report on Form 8-K as Exhibits 2.1 through 2.8 hereto.

     On September 3, 2002, Tekelec and Catapult issued a press release announcing the closing of the sale transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not Applicable

(b)	Pro Forma Financial Information

Unaudited Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months ended June 30, 2002

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months ended June 30, 2001

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2001

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2000

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 1999

Unaudited Pro Forma Financial Information

     The unaudited pro forma condensed consolidated financial information is filed as part of this Current Report on Form 8-K to reflect the disposition by Tekelec (the “Company”) of its Network Diagnostics Division (“NDD”) business. On August 30, 2002, the Company closed the sale of substantially all of the net assets and operations of its NDD business segment to Catapult Communications Corporation (“Catapult”) for $42.5 million in cash and convertible subordinated promissory notes receivable (“Notes”) issued by Catapult’s wholly owned Irish subsidiary, Catapult Communications International Limited, amounting to $17.3 million bearing interest at 2% per annum due on August 30, 2004. Tekelec has the option of converting the Notes into Catapult common stock after August 30, 2003 through maturity at a conversion rate (subject to certain adjustments) of 62.50 shares of Catapult common stock per $1,000 in principal (approximately 1.1 million shares). Catapult also has the option of repaying one of the Notes in the principal amount of $10 million by the delivery of shares of Catapult common stock valued at a 17.5% discount from trading prices at the time of repayment.

NDD was a wholly owned operation of Tekelec, and was comprised of the U.S. Network Diagnostics business and Tekelec Ltd. (“NDD Japan”). The NDD business has historically been a separate reportable segment of Tekelec and, accordingly, the sale of the NDD business segment meets the criteria for presentation as a discontinued operation or segment of a business under the provisions of Financial Accounting Standards Board No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” which the Company adopted on January 1, 2002.

     The unaudited pro forma condensed consolidated financial information reflects the pro forma impact on the Company’s financial position and results of operations of the sale of the NDD business for the historical periods presented. The unaudited condensed consolidated balance sheet is presented as of June 30, 2002, reflecting the historical financial position of the Company with pro forma adjustments to reflect the disposition of NDD as if the sale was consummated on that date. The unaudited pro forma condensed consolidated statements of operations are presented for the six months ended June 30, 2002 and 2001 and the years ended December 31, 2001, 2000 and 1999, reflecting the historical results of operations with pro forma adjustments to reflect the disposition of NDD as if the sale was consummated at the beginning of the earliest period presented. Certain management assumptions and adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial information.

     The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position.

TEKELEC
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2002
(in thousands)

		Pro Forma
	Historical	Adjustments		Pro Forma

Assets

Current assets:
Cash and cash equivalents	$148,689	$36,151	(1)	$184,840
Short-term investments	32,458	—		32,458
Accounts and notes receivable, net	53,948	(10,653	)(2)	43,295
Inventories	14,310	(4,734	)(2)	9,576
Deferred income taxes, net	16,173	(2,800	)(2)	13,373
Prepaid expenses and other current assets	11,036	6,349	(3)	16,497
		(510	)(4)
		(378	)(2)

Total current assets	276,614	23,425		300,039
Long-term investments, at fair value	88,004	—		88,004
Property and equipment, net	30,617	(3,101	)(2)	27,516
Investments in privately-held companies	16,525	—		16,525
Note receivable	-	15,930	(5)	15,930
Deferred income taxes	4,401	(1,222	)(2)	3,179
Other assets	3,011	(728	)(2)	2,283
Goodwill, net	44,942	—		44,942
Intangible assets, net	21,233	—		21,233

Total assets	$485,347	$34,304		$519,651

Liabilities and Shareholders’ Equity

Current liabilities:
Trade accounts payable	$9,162	$(2,672	)(2)	$6,490
Accrued expenses	23,713	3,927	(6)	25,924
		(1,716	)(2)
Accrued payroll and related expenses	13,062	(2,247	)(2)	10,815
Current portion of deferred revenues	42,810	(2,637	)(2)	40,173
Income taxes payable	1,429	(222	)(2)	6,069
		4,862	(7)

Total current liabilities	90,176	(705)		89,471
Long-term convertible debt	124,949	—		124,949
Deferred income taxes	7,753	889	(7)	8,642
Long-term portion of deferred revenues	4,548	(393	)(2)	4,155

Total liabilities	227,426	(209)		227,217

Shareholders’ equity:
Common stock and retained earnings	258,135	34,788	(8)	292,923
Accumulated other comprehensive loss	(214)	(275	)(2)	(489)

Total shareholders’ equity	257,921	34,513		292,434

Total liabilities and shareholders’ equity	$485,347	$34,304		$519,651

See notes to unaudited pro forma condensed consolidated balance sheet

TEKELEC
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
(amounts in thousands)

1)	Adjustment to reflect the cash proceeds received upon the sale of the NDD business of $ 42,500 and the elimination of $ 6,349 of cash in NDD Japan.

2)	Adjustment to eliminate assets sold and liabilities assumed upon the sale of the NDD business.

3)	Adjustment to reflect the receivable due from Catapult for the estimated working capital adjustment in accordance with the Asset Purchase Agreement, which is currently comprised of the cash in NDD Japan and will differ from the final working capital adjustment as a result of changes in cash through the closing date and other working capital adjustments that are agreed upon by the Company and Catapult.

4)	Adjustment to eliminate the deferred transaction costs already paid at June 30, 2002 related to the sale of the NDD business.

5)	Adjustment to record the $ 17,300 convertible notes receivable received upon the sale of the NDD business is reflected at an estimated value based on imputing interest at an estimated market rate of interest of 6%. The Company has not yet finalized the valuation of the Notes and accordingly this amount is preliminary and subject to change.

6)	Pro forma adjustment to reflect the accrual of the estimated direct transaction costs to be paid on the sale of the NDD business.

7)	Pro forma adjustment to reflect the estimated tax liability for the gain on the sale of the NDD business.

8)	Adjustment reflects the estimated pro forma gain on the sale of the NDD business net of the estimated tax liability. The actual gain is expected to differ as a result of operating results of the NDD business through the measurement date, disposal and other costs that the Company is currently in the process of quantifying, including lease commitments for facilities used by the NDD business that will not be assumed by Catapult, and the finalization of the valuation of the Notes as described in Note 5 above.

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Six months ended June 30, 2002
(in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$152,841	$(24,335	)(1)	$128,506
Costs of goods sold	51,475	(10,469	)(1)	41,006

Gross profit	101,366	(13,866)		87,500
Operating expenses:
Research and development	36,661	(7,763	)(2)	28,898
Selling, general and administrative	54,868	(8,644	)(3)	46,224
Amortization of goodwill and other intangibles	800	—		800

Total operating expenses	92,329	(16,407)		75,922

Income from operations	9,037	2,541		11,578
Interest and other income (expense):
Interest income	3,360	(2	)(5)	3,358
Interest expense	(4,560)	—		(4,560)
Other, net	666	25	(6)	691

Total other income (expense)	(534)	23		(511)

Income before income taxes	8,503	2,564		11,067
Provision for income taxes	2,836	1,187	(7)	4,023

Net income	$5,667	$1,377		$7,044

Earnings per share:
Basic	$0.09			$0.12
Diluted	$0.09			$0.11
Weighted average number of shares outstanding:
Basic	60,170			60,170
Diluted	61,478			61,478

See notes to unaudited pro forma condensed consolidated statements of operations

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Six months ended June 30, 2001
(in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$155,197	$(29,780	)(1)	$125,417
Costs of goods sold	53,066	(12,018	)(1)	41,048

Gross profit	102,131	(17,762)		84,369
Operating expenses:
Research and development	37,051	(8,648	)(2)	28,403
Selling, general and administrative	54,431	(9,107	)(3)	45,324
Amortization of goodwill and other intangibles	10,832	—		10,832

Total operating expenses	102,314	(17,755)		84,559

Income (loss) from operations	(183)	(7)		(190)
Interest and other income (expense):
Interest income	4,823	(6)	(5)	4,817
Interest expense	(4,448)	—		(4,448)
Other, net	(189)	286	(6)	97

Total other income	186	280		466

Income before income taxes	3	273		276
Provision for income taxes	3,185	(720	)(7)	2,465

Net income (loss)	$(3,182)	$993		$(2,189)

Loss per share:
Basic	$(0.05)			$(0.04)
Diluted	$(0.05)			$(0.04)
Weighted average number of shares outstanding:
Basic	59,252			59,252
Diluted	59,252			59,252

See notes to unaudited pro forma condensed consolidated statements of operations

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2001
(in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$312,451	$(63,082	)(1)	$249,369
Costs of goods sold	113,367	(26,577	)(1)	86,790

Gross profit	199,084	(36,505)		162,579
Operating expenses:
Research and development	71,851	(17,372	)(2)	54,479
Selling, general and administrative	105,620	(19,028	)(3)	86,592
Amortization of goodwill and other intangibles	21,664	—		21,664

Total operating expenses	199,135	(36,400)		162,735

Income (loss) from operations	(51)	(105)		(156)
Interest and other income (expense):
Interest income	8,893	(10	)(5)	8,883
Interest expense	(8,955)	—		(8,955)
Other, net	(703)	443	(6)	(260)

Total other income (expense)	(765)	433		(332)

Income (loss) before income taxes	(816)	328		(488)
Provision for income taxes	6,083	39	(7)	6,122

Net income (loss)	$(6,899)	$289		$(6,610)

Loss per share:
Basic	$(0.12)			$(0.11)
Diluted	$(0.12)			$(0.11)
Weighted average number of shares outstanding:
Basic	59,574			59,574
Diluted	59,574			59,574

See notes to unaudited pro forma condensed consolidated statements of operations

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2000
(in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$314,334	$(62,007	)(1)	$252,327
Costs of goods sold	118,136	(24,917	)(1)	93,219

Gross profit	196,198	(37,090)		159,108
Operating expenses:
Research and development	54,466	(12,241	)(2)	42,225
Selling, general and administrative	89,043	(16,893	)(3)	72,150
Amortization of goodwill and other intangibles	21,920	—		21,920

Total operating expenses	165,429	(29,134)		136,295

Income (loss) from operations	30,769	(7,956)		22,813
Interest and other income (expense):
Interest income	8,085	(30	)(5)	8,055
Interest expense	(8,739)	—		(8,739)
Other, net	(493)	118	(6)	(375)

Total other income (expense)	(1,147)	88		(1,059)

Income (loss) before income taxes	29,622	(7,868)		21,754
Provision (benefit) for income taxes	16,726	(1,200	)(7)	15,526

Net income (loss)	$12,896	$(6,668)		$6,228

Earnings per share:
Basic	$0.22			$0.11
Diluted	$0.20			$0.10
Weighted average number of shares outstanding:
Basic	57,823			57,823
Diluted	64,123			64,123

See notes to unaudited pro forma condensed consolidated statements of operations

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 1999
(in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$226,068	$(56,193	)(1)	$169,875
Costs of goods sold	83,786	(20,733	)(1)	63,053

Gross profit	142,282	(35,460)		106,822
Operating expenses:
Research and development	42,289	(10,045	)(2)	32,244
Selling, general and administrative	64,294	(16,206	)(3)	48,088
Amortization of goodwill and other intangibles	15,863	—		15,863
Acquired in-process research and development and other acquisition-related charges	6,830	—		6,830
Restructuring	1,800	(1,800	)(4)	—

Total operating expenses	131,076	(28,051)		103,025

Income (loss) from operations	11,206	(7,409)		3,797
Interest and other income (expense):
Interest income	4,230	(39	)(5)	4,191
Interest expense	(4,914)	—		(4,914)
Other, net	(293)	(79	)(6)	(372)

Total other income (expense)	(977)	(118)		(1,095)

Income (loss) before income taxes	10,229	(7,527)		2,702
Provision (benefit) for income taxes	9,785	(2,601	)(7)	7,184

Net income (loss)	$444	$(4,926)		$(4,482)

Earnings (loss) per share:
Basic	$0.01			$(0.08)
Diluted	$0.01			$(0.08)
Weighted average number of shares outstanding:
Basic	54,931			54,931
Diluted	58,690			54,931

See notes to unaudited pro forma condensed consolidated statements of operations

TEKELEC
Notes to Unaudited Condensed Consolidated Statements of Operations
(amounts in thousands)

1)	Adjustment to reflect the elimination of the NDD revenues and costs of goods sold, net of intercompany activity.

2)	Adjustment to reflect the elimination of the NDD research and development expense.

3)	Adjustment to reflect the elimination of selling, general and administrative expense related to the NDD business. General corporate overhead has been allocated to the NDD business based on NDD’s estimated share of Tekelec’s total costs for the services provided. The methods used for allocating the total costs of corporate services to NDD include: (i) Percentage of revenues — used for purchasing, finance and accounting, legal services, marketing, business development, and general corporate services; (ii) Employee headcount — used for human resources, payroll services, and information systems support; and (iii) Estimated square footage occupied — used for facilities management occupied. After the sale of NDD, not all of the general corporate overhead allocated to the NDD business will be eliminated and accordingly the adjustment includes an add back of all general corporate overhead allocated to the NDD business.

4)	Adjustment to reflect the elimination of the NDD restructuring expense.

5)	Adjustment to reflect the elimination of interest income attributed to the NDD business.

Tekelec does not charge its operating units for the carrying costs related to its investment in such operating units and no portion of Tekelec’s debt is specifically related to the operations of NDD. Therefore, NDD’s results of operations for the periods presented do not include any allocated interest charges from Tekelec and no elimination adjustments to interest expense are necessary.

6)	Adjustment to reflect the elimination of the NDD other income (expense), net.

7)	Adjustment to reflect the elimination of the income taxes associated with the NDD business.

(c)  Exhibits.

       The following exhibits are filed as a part of this Current Report on Form 8-K:

Exhibit No.

2.1	Asset Purchase Agreement dated as of July 15, 2002 between the Registrant and Catapult Communications Corporation*

2.2	Transitional Services Agreement dated as of July 15, 2002 between the Registrant and Catapult Communications Corporation*

2.3	License Agreement dated as of July 15, 2002 among the Registrant, Catapult Communications Corporation and Catapult Communications International Limited*

2.4	International Rights License Agreement dated as of July 15, 2002 among the Registrant, Catapult Communications Corporation and Catapult Communications International Limited*

2.5	Registration Rights Agreement dated as of July 15, 2002 between the Registrant and Catapult Communications Corporation*

2.6	Subordinated Guaranty dated as of July 15, 2002 executed by Catapult Communications Corporation in favor of the Registrant*

2.7	Convertible Subordinated Promissory Note due 2004, dated August 30, 2002, in the principal amount of $10,000,000, issued by Catapult Communications International Limited to the Registrant

2.8	Convertible Subordinated Promissory Note due 2004, dated August 30, 2002, in the principal amount of $7,300,000, issued by Catapult Communications International Limited to the Registrant

99.1	Press Release of the Registrant and Catapult Communications Corporation dated September 3, 2002

*	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the Quarter ended June 30, 2002 (SEC File No. 0-15135).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec

Dated: September 16, 2002	By:	/s/ Michael L. Margolis

Michael L. Margolis Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.7	Convertible Subordinated Promissory Note due 2004, dated August 30, 2002, in the principal amount of $10,000,000, issued by Catapult Communications International Limited to the Registrant

2.8	Convertible Subordinated Promissory Note due 2004, dated August 30, 2002, in the principal amount of $7,300,000, issued by Catapult Communications International Limited to the Registrant

99.1	Press Release of the Registrant and Catapult Communications Corporation dated September 3, 2002